10f-3 Transactions Summary*
* Wells Fargo Advantage Funds Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Diversified Fixed Income Portfolio
Security
Puget Sound Energy Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/3/2010
Cost
$50,000
Offering Purchase
0.875%
Broker
Barclays Capital Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Teco Finance Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/4/2010
Cost
$130,000
Offering Purchase
0.600%
Broker
Citigroup Global Markets Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Teco Finance Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/4/2010
Cost
$65,000
Offering Purchase
0.650%
Broker
JP Morgan Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Johnson Controls Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/4/2010
Cost
$100,000
Offering Purchase
0.650%
Broker
Citigroup Global Markets
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Southern Cal Edison
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/8/2010
Cost
$200,000
Offering Purchase
0.875%
Broker
JP Morgan Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Prologis
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/9/2010
Cost
$100,000
Offering Purchase
0.625%
Broker
Citigroup Global Markets
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Prologis
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/9/2010
Cost
$135,000
Offering Purchase
0.650%
Broker
Citigroup Global Markets
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Transalta Corp
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/9/2010
Cost
$90,000
Offering Purchase
0.875%
Broker
Citigroup Global Markets
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Partnerre Finance LLC
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/10/2010
Cost
$50,000
Offering Purchase
0.650%
Broker
Credit Suisse Securities (USA) LLC
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
NStar Electric Co.
Advisor
SSgA Funds Management, Inc.
Transaction Date
3/11/2010
Cost
$100,000
Offering Purchase
0.875%
Broker
JP Morgan Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Avery Dennison Corp
Advisor
SSgA Funds Management, Inc.
Transaction Date
4/8/2010
Cost
$150,000
Offering Purchase
0.650%
Broker
JP Morgan Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Lorillard Tobacco Co.
Advisor
SSgA Funds Management, Inc.
Transaction Date
4/7/2010
Cost
$250,000
Offering Purchase
0.650%
Broker
Barclays Capital Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Lorillard Tobacco Co.
Advisor
SSgA Funds Management, Inc.
Transaction Date
4/7/2010
Cost
$250,000
Offering Purchase
0.875%
Broker
Barclays Capital Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Lowe's Companies Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
4/12/2010
Cost
$200,000
Offering Purchase
0.450%
Broker
J.P. Morgan Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Lowe's Companies Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
4/12/2010
Cost
$110,000
Offering Purchase
0.875%
Broker
Banc of America Securities LLC
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Nordstorm Inc.
Advisor
SSgA Funds Management, Inc.
Transaction Date
4/20/2010
Cost
$135,000
Offering Purchase
0.650%
Broker
Goldman, Sachs & Co.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Enterprise Products Operating
Advisor
SSgA Funds Management, Inc.
Transaction Date
5/11/2010
Cost
$500,000
Offering Purchase
0.650%
Broker
Citigroup Global Markets Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Cigna Corp
Advisor
SSgA Funds Management, Inc.
Transaction Date
5/12/2010
Cost
$215,000
Offering Purchase
0.650%
Broker
Deutsche Bank Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Kinder Morgan Energy
Advisor
SSgA Funds Management, Inc.
Transaction Date
5/12/2010
Cost
$125,000
Offering Purchase
0.450%
Broker
Deutsche Bank Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
CVS Caremark Corp
Advisor
SSgA Funds Management, Inc.
Transaction Date
5/13/2010
Cost
$250,000
Offering Purchase
0.600%
Broker
Barclays Capital Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
CVS Caremark Corp
Advisor
SSgA Funds Management, Inc.
Transaction Date
5/13/2010
Cost
$250,000
Offering Purchase
0.650%
Broker
Barclays Capital Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Bank of Montreal
Advisor
SSgA Funds Management, Inc.
Transaction Date
6/21/2010
Cost
$300,000
Offering Purchase
0.250%
Broker
Morgan Stanley & Co. Incorporated
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Wellpoint Inc
Advisor
SSgA Funds Management, Inc.
Transaction Date
8/9/2010
Cost
$135,000
Offering Purchase
0.875%
Broker
Goldman Sachs & Co.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Omnicom Group
Advisor
SSgA Funds Management, Inc.
Transaction Date
8/2/2010
Cost
$90,000
Offering Purchase
0.650%
Broker
J.P. Morgan Securities Inc.
Underwriting Syndicate Members
Wells Fargo Securities, LLC

Fund
Diversified Fixed Income Portfolio
Security
Freddie Mac
Advisor
SSgA Funds Management, Inc.
Transaction Date
8/4/2010
Cost
$250,000
Offering Purchase
N/A
Broker
Credit Suisse Securities (USA) LLC
Underwriting Syndicate Members
Wells Fargo Securities, LLC